EXHIBIT 99.1
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
Accrued Interest Date:                                                                                     Collection Period Ending:
26-Feb-07                                                                                                                  28-Feb-07
Distribution Date:                                BMW Vehicle Owner Trust 2005-A                                            Period #
26-Mar-07                                         ------------------------------                                                  24

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Balances
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                                                                              Initial         Period End
     Receivables                                                       $1,500,000,024       $522,251,128
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $20,091,443
     Overcollateralization                                                       $137         $1,593,384
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000       $203,684,301
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $550,179,095
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $17,550,570
           Receipts of Pre-Paid Principal                                  $9,776,699
           Liquidation Proceeds                                              $259,793
           Principal Balance Allocable to Gross Charge-offs                  $340,904
        Total Principal Reduction                                         $27,927,966

        Interest Collections
           Receipts of Interest                                            $1,621,593
           Servicer Advances                                                 $117,531
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $35,058
           Net Investment Earnings                                            $28,368
        Total Interest Collections                                         $1,802,550

     Total Collections                                                    $29,389,612

     Ending Receivables Outstanding                                      $522,251,128

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $237,734
     Current Period Servicer Advance                                         $117,531
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $355,265

Collection Account
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     Deposits to Collection Account                                       $29,389,612

     Distribution Amounts Due
        Servicing Fees Due                                                   $458,483
        Class A Noteholder Interest Distribution Due                       $1,717,267
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $24,581,424
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                 $1,593,384
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $458,483
        Amounts Deposited into Note Distribution Account                  $28,011,593
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                   $919,537
     Total Distributions from Collection Account                          $29,389,612

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                      $919,537
     Total Excess Funds Released to the Depositor                            $919,537

Note Distribution Account
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     Amount Deposited from the Collection Account                         $28,011,593
     Interest Distribution to Noteholders                                  $1,836,785
     Principal Distribution to Noteholders                                $26,174,808
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $28,011,593

Distributions
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                         $773,859              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance     Per $1,000      Factor
     Class A-1 Notes                                                               $0                 $0          $0.00       0.00%
     Class A-2 Notes                                                               $0                 $0          $0.00       0.00%
     Class A-3 Notes                                                      $26,174,808       $203,684,301        $113.87      88.61%
     Class A-4 Notes                                                               $0       $264,507,000          $0.00     100.00%
     Class B Notes                                                                 $0        $32,375,000          $0.00     100.00%

Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0             $0
     Class B Interest Carryover Shortfall                                          $0                 $0             $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       36,664             35,879
     Weighted Average Remaining Term                                            31.15              30.29
     Weighted Average Annual Percentage Rate                                    4.20%              4.19%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $477,821,931             91.49%
        1-29 days                                                         $35,592,000              6.82%
        30-59 days                                                         $5,981,344              1.15%
        60-89 days                                                         $1,367,260              0.26%
        90-119 days                                                          $510,336              0.10%
        120+ days                                                            $978,258              0.19%
        Total                                                            $522,251,128            100.00%
        Delinquent Receivables +30 days past due                           $8,837,198              1.69%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $340,904
        Recoveries for Current Period                                         $35,058
        Net Write-Offs for Current Period                                    $305,846

        Cumulative Realized Losses                                         $6,295,149


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,406,614                 59
        Ending Period Repossessed Receivables Balance                      $1,395,754                 58
        Principal Balance of 90+ Day Repossessed Vehicles                    $177,345                  7


Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $21,378,384
     Beginning Period Amount                                              $21,378,384
     Current Distribution Date Required Amount                            $20,091,443
     Current Period Release                                                $1,286,940
     Ending Period Amount                                                 $20,091,443
     Next Distribution Date Required Amount                               $18,843,285

Reserve Account
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $28,368
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


Overcollateralization
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     Beginning Period Amount                                               $2,059,602
     Ending Period Target Credit Enhancement OC Amount                     $1,593,384
     Ending Period Amount                                                  $1,593,384
     Current Period Release                                                  $466,218
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